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Supplement to Statement of Additional Information dated March 1, 2020

May 1, 2020
The “Regulatory Risk and Other Market Events” disclosure on page 30 is replaced with the following:
Regulatory Risk and Other Market Events
Financial entities are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.
The Funds’ investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”) and other similar types of reference rates (each, a “Reference Rate”). In 2017, the United Kingdom’s Financial Conduct Authority warned that LIBOR and certain other Reference Rates may cease to be available or appropriate for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute Reference Rate may also adversely affect the Fund’s performance and/or net asset value. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.  The termination of certain Reference Rates presents risks to the Funds. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting a Fund’s overall financial condition or results of operations.
Events such as natural disasters, pandemics, epidemics, and social unrest in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

Supplement to Statement of Additional Information dated March 1, 2020 — Continued

Harbor High-Yield Bond Fund
Effective immediately, Jordan N. Barrow joins Mark R. Shenkman, Justin W. Slatky, Eric Dobbin, Robert S. Kricheff, and Neil Wechsler, as a co-portfolio manager for Harbor High-Yield Bond Fund.
As of March 31, 2020, Mr. Barrow did not beneficially own shares of Harbor High-Yield Bond Fund.
The following replaces the “Other Accounts Managed" section on page 61 of the SAI:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR HIGH-YIELD BOND FUND
Mark R. Shenkman
All Accounts	3	$1,104	32	$7,897	171	$14,462
Accounts where advisory fee is based on account performance (subset of above)	0	—	16	4,701	5	316
Justin W. Slatky
All Accounts	3	1,104	32	7,897	171	14,462
Accounts where advisory fee is based on account performance (subset of above)	0	—	16	4,701	5	316
Eric Dobbin
All Accounts	0	—	4	1,973	54	8,564
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Robert S. Kricheff
All Accounts	0	—	6	2,089	56	8,860
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	226
Neil Wechsler, CFA
All Accounts	0	—	4	1,973	54	8,564
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Jordan N. Barrow, CFA*
All Accounts	3	960	15	2,924	174	13,126
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	360	0	—
* Information is as of March 31, 2020
Investors Should Retain This Supplement For Future Reference
S0520.SAI.0320
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